UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 11, 2024

Ascent Industries Co.
(Exact name of registrant as specified in its charter)

Delaware		0-19687		57-0426694
(State or other jurisdiction of incorporation or organization)		(Commission File Number)		(I.R.S. Employer Identification No.)

1400 16th Street,	Suite 270,
Oak Brook,	Illinois			60523
(Address of principal executive offices)				(Zip Code)
		(630)	884-9181
(Registrant's telephone number, including area code)

Inapplicable
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $1.00 per share	ACNT	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Effective June 11, 2024, J. Bryan Kitchen, President and Chief Executive Officer of Ascent Industries Co. (the “Company”), tendered his resignation as a director of the Company in order to maintain the independence of a majority of the Board of Directors pursuant to Nasdaq Rule 5605(b)(1). Mr. Kitchen’s resignation was not the result of any disagreement with management or the Board of Directors on any matter relating to the Company's operations, policies or practices. Mr. Kitchen remains as President and Chief Executive Officer.
Item 5.07    Submission of Matters to a Vote of Security Holders

The Annual Meeting of Shareholders (the "Annual Meeting") of Ascent Industries Co. (the "Company") was held as a virtual meeting on Tuesday, June 12, 2024. For more information on the proposals submitted to shareholders at the Annual Meeting, see the Company's definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 30, 2023. Set forth below are the final voting results for each of the proposals submitted to the Company's shareholders at the Annual Meeting.
Proposal 1: Election of Directors

Name	Votes For	Votes Against	Abstain
Henry L. Guy	6,030,146	1,218,012	6,777
Christopher G. Hutter	6,247,105	1,001,293	6,537
Aldo J. Mazzaferro	5,901,390	1,346,783	6,762
Benjamin Rosenzweig	6,961,957	286,441	6,537
John P. Schauerman	5,999,892	1,248,506	6,537

Proposal 2: Advisory approval of Ascent Industries Co.'s named executive officer compensation for fiscal 2023

Votes For	Votes Against	Abstain
6,412,672	828,764	13,499

Proposal 3: Advisory approval on the frequency of future say-on-pay votes (say-on-frequency)

1 Year	2 Year	3 Year	Abstain
6,734,232	2,168	457,551	60,984

Proposal 4: Ratification of the appointment of Moss Adams LLP as Ascent Industries Co.'s independent registered public accounting firm for the fiscal year ending December 31, 2024

Votes For	Votes Against	Abstain
8,784,941	273,167	7,256

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

ASCENT INDUSTRIES CO.

Dated: June 14, 2024	By: /s/ Ryan Kavalauskas
Ryan Kavalauskas
Chief Financial Officer